SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549



                                   FORM 8-K


                                CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934




     Date of Report (Date of earliest event reported):  November 19, 1999




                        JMB INCOME PROPERTIES, LTD. - X
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)





     Illinois                     0-12140                 36-3235999
-------------------           --------------         --------------------
(State or other)                (Commission          (IRS Employer
 Jurisdiction of               File Number)          Identification No.)
 Organization





           900 N. Michigan Avenue, Chicago, Illinois  60611-1575
           -----------------------------------------------------
                  (Address of principal executive office)





      Registrant's telephone number, including area code:  (312) 915-1987
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                               NORTH HILLS MALL

                          NORTH RICHLAND HILLS, TEXAS
                          ---------------------------


ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS. On November 19, 1999 (the "Closing Date") (pursuant to an agreement to purchase dated June 22, 1999 and amended on July 30, 1999, August 11, 1999 and November 16, 1999), JMB Income Properties, Ltd. - X (the "Partnership"), an Illinois limited partnership, sold the land and related improvements known as the North Hills Mall (the "Property") located in North Richland Hills, Texas. The purchaser, North Hills Creek Mall, L.P., a Texas limited partnership ("Purchaser"), is not affiliated with the Partnership or its General Partners and the sale price was determined by arm's-length negotiations.

      The sale price of the Property was $8,500,000 and net cash proceeds received from the sale, net of closing costs, broker commissions and the assumption by the Purchaser of the outstanding mortgage note of approximately $7,490,000 was approximately $750,000. The Property was approximately 72% occupied at the date of sale. The Property was classified as held for sale as of September 30, 1997, and therefore, has not been subject to continued depreciation as of that date for financial reporting purposes. The sale is expected to result in a gain to the Partnership in 1999 of approximately $700,000 for financial reporting purposes primarily as a result of value provisions totaling $10,737,000 recorded by the Partnership in 1998 and 1996. In addition, the Partnership expects to report a loss on sale of approximately $800,000 for Federal income tax reporting purposes in 1999.

      In connection with the assumption of the outstanding mortgage note by the Purchaser, the Purchaser together with Burk Collins and Robert S. Manns (collectively, the "Indemnitors"), pursuant to an Indemnity Agreement ("Indemnity"), delivered at the date of sale agreed (i) to indemnify the Partnership against all cost, expense, liability and loss relating to and arising from the continued existence and the Purchaser's assumption of the existing mortgage note made to the Partnership and the related financing documents encumbering the Property, including, without limitation, all documents executed by the Partnership in connection with the mortgage note and the Purchaser's assumption thereof, (ii) to indemnify the Partnership against all cost, expense, liability and loss relating to or arising from Property tenants' real estate tax obligations.



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      In connection with this sale and is customary in such transactions, the Partnership agreed to certain representations and warranties with a stipulated survival period which expired November 30, 1999 and which, in no event, was to exceed $250,000. The Partnership is not aware of any liability under such representations and warranties as of the date of this report.

      The North Hills Mall was the Partnership's only remaining asset and due to its sale, it is expected that the Partnership will make its final distributions and wind up its affairs and liquidate by year-end barring unforseen circumstances.

    The Partnership Agreement provides that the General Partners shall receive as a distribution from the sale of a real property by the Partnership 3% of the selling price and any cumulative deferrals of their 10% distribution of disbursable cash, subject to certain limitations. Any remaining proceeds (net after expenses and retained working capital) will be distributed 85% to the Limited Partners and 15% to the General Partners. However, the Limited Partners shall receive 100% of such net sale proceeds until the Limited Partners (i) have received cash distributions of sale or refinancing proceeds in an amount equal to the Limited Partners' aggregate initial capital investment in the Partnership, and (ii) have received cumulative cash distributions from the Partnership's operations which, when combined with sale or refinancing proceeds previously distributed, equal a 10% annual return on the Limited Partners' average capital investment for each year (their initial capital investment as reduced by sale or refinancing proceeds previously distributed) commencing with the first fiscal quarter of 1984. As the above levels of return are not expected to be achieved, the General Partners have waved their right to receive any portion of the proceeds from the sale of the property by the Partnership by virtue of the distribution provisions of the Partnership Agreement.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

      (a)   Financial Statements.  Not applicable.

      (b)   Proforma Financial Information.  Not applicable.

            As a result of the sale of the Property, beyond the date of sale there will be no further rental and other income, property operating expenses, mortgage interest, amortization of deferred expenses and provision for value impairment recorded for the Property in the consolidated financial statements of the Partnership, which for the Partnership's most recent fiscal year (the year ended December 31, 1998) were $5,687,545, $3,189,269, $547,802, $49,936 and $5,037,000,
respectively. Rental and other income, property operating expenses, mortgage interest and amortization recorded for the Property were $3,173,754, $2,294,519, $404,205 and $35,818, respectively, for the nine months ended September 30, 1999. Also, as a result of the sale of the Property, there are no further assets and liabilities related to the Property, which at September 30, 1999 consisted of land and building and improvements (net of accumulated depreciation) of approximately $7,222,600; interest, rents and other receivables, net of accumulated depreciation, of approximately $53,000; prepaid expenses of approximately $46,000; escrow deposits of approximately $693,000; deferred expenses of approximately $64,000, accrued rents receivable of approximately $242,000; long-term debt of approximately $7,359,000; current liabilities of approximately $642,000; and security deposits of approximately $16,000.

      (c)   Exhibits

            10.1 Purchase Agreement between North Hills Mall Associates, North Hills, Ltd. and The Kest Children's Trust dated June 22, 1999, and exhibits thereto.

            10.2 First Amendment to Purchase Agreement between North Mills Mall Associates and North Hills, Ltd. and The Kest Children's Trust dated June 29, 1999.

            10.3 Second Amendment to Purchase Agreement between North Hills Mall Associates and North Hills, Ltd. and The Kest Children's Trust dated July 30, 1999.

            10.4 Third Amendment to Purchase Agreement between North Hills Mall Associates and North Hills, Ltd. and The Kest Children's Trust dated August 11, 1999.

            10.5 Agreement and Fourth Amendment to Purchase Agreement and Exhibit "A" Form of Indemnity Agreement between North Hills Mall Associates and North Hills Creek Mall, L.P., The Kest Children's Trust, Burk Collins, and Robert S. Manns, dated November 16, 1999.



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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                               JMB INCOME PROPERTIES, LTD. - X

                               By:   JMB Realty Corporation
                                     Managing General Partner



                                     By:   GAILEN J. HULL
                                           -----------------------
                                           Gailen J. Hull
                                           Senior Vice President






Dated: December 3, 1999